Exhibit 99.2

Filed by NetLogic Microsystems, Inc. Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Commission File No. 000-50838

NetLogic Microsystems Contact: Mike Tate (650)230-5708 mtate@netlogicmicro.com Leslie Green Green Communications Consulting, LLC (650) 312-9060 leslie@greencommunicationsllc.com	RMI Corporation Contact: Steven Geiser (408) 434-5649 sgeiser@rmicorp.com

NetLogic Microsystems Announces Definitive Agreement to Merge with RMI Corporation

Merger will expand NetLogic Microsystems’ product portfolio and addressable markets, provide strong customer synergies at Tier One networking, communications, data center, security and storage OEMs, and is expected to deliver healthy revenue growth opportunities for the combined company

Mountain View, Calif. and Cupertino, Calif. – June 1, 2009 – NetLogic Microsystems, Inc. [NASDAQ: NETL], a leader in the design and development of knowledge-based processors and high-speed integrated circuits, and RMI Corporation, a leading provider of high-performance and low-power multi-core, multi-threaded processors, today announced that they have entered into a definitive agreement to merge.

RMI’s portfolio of high-performance, low-power products includes the industry-leading families of XLP™, XLR® and XLS® Multi-Core, Multi-Threaded Processors for converged IP networks, which have been successfully designed into next-generation 3G/4G mobile wireless infrastructure systems, high-performance switches and routers, security appliances and storage appliances at Tier 1 OEMs worldwide. RMI’s high-performance Multi-Core, Multi-Threaded Processors offer best-in-class “data-in-flight” performance and power profile that enable the delivery of rich IP content and services, such as video, 3G/4G mobile services, voice-over-IP and enhanced security, over tomorrow’s wireline and wireless networks. The ever-increasing bandwidth and complexity of this traffic, coupled with the rapidly evolving technological requirements of these services, are expanding the market opportunities for RMI’s high-performance Multi-Core, Multi-Threaded Processors.

In addition, RMI offers a family of Ultra Low-Power Processors for high-volume enterprise, industrial and media-rich applications, where their unique blend of low power core, media architecture, and connectivity has created a highly differentiated value proposition. The rapid proliferation and growing market for these power-sensitive connected devices are fueling the demand for higher performance, mission-critical infrastructure equipment in core, edge, metro, access, enterprise, storage and SMB networks.

RMI’s superior technology and product portfolio has allowed the company to achieve an impressive list of strategic design wins at a wide range of Tier One customers such as Alcatel-Lucent, Aruba Networks, Check Point Technologies, Cisco Systems, Datang Mobile, Dell, Fujitsu, H3C Technologies, Hewlett-Packard, Huawei Technologies, Huawei-Symantec Technologies, IBM, Juniper Networks, LG, McAfee, Motorola, NEC, Samsung, Sun Microsystems and ZTE.

The merger with RMI Corporation is expected to enable NetLogic Microsystems to further expand into the high-performance “data-in-flight” processing segment. RMI’s cutting-edge XLP, XLR and XLS Multi-Core, Multi-Threaded Processors will complement NetLogic Microsystems’ existing portfolio of knowledge-based processors, content processors, network search engines and 10-100 Gigabit Ethernet PHY products. By expanding upon the IP and product portfolio, the merger is further expected to strengthen and expand NetLogic Microsystems’ Tier 1 OEM customer base as well as to diversify its end market penetration.

RMI’s first-class engineering team will continue to lead innovations in next-generation high-performance Multi-Core, Multi-Threaded Processors, and Ultra Low-Power Processors. Moreover, the combination of the two companies’ R&D centers of excellence in high-performance technology development brings together critical skill sets in high-speed circuit design, processor architectures, innovative low-power techniques in advanced manufacturing process nodes and software expertise that will enable NetLogic Microsystems to further raise the bar of innovation in the industry and continue to deliver best-in-class products and solutions.

“We are excited by the opportunities presented by this merger because of the remarkable synergies in our technologies, markets, customers, geographic locations and company cultures,” said Ron Jankov, president and CEO of NetLogic Microsystems. “Further, we believe that our two companies’ individual strengths can be successfully leveraged into tremendous growth potential for the combined entity. Similar to the growth drivers that are opening up new opportunities for our knowledge-based processors and high performance physical layer products, the rapid growth in converged IP traffic and demand for the support of advanced IP services such as video, 3G/4G, voice-over-IP and enhanced security, are opening up new opportunities for high-performance Multi-Core, Multi-Threaded Processors. RMI’s unique architectures enabling industry-leading performance, programmability and scalability, along with its migration to 40 nanometer advanced technology node make its solutions ideally suited for these emerging, complex networking and communications applications. We are very pleased to welcome the RMI team and are excited to work together to create new opportunities for growth in high-speed data plane and control plane processing.”

“We are extremely excited to be part of NetLogic Microsystems, which will bring together best-in-class product teams, technology, solutions and support to our customers to provide us with the scale and scope to further accelerate our investments in high-performance, low-power processor technologies,” said Behrooz Abdi, president and CEO of RMI Corporation. “Both companies share a dedication to excellence in product innovation and have significantly advanced the technology roadmaps in both our respective fields. We believe the merger will allow us to increase our investments in next-generation products, including the recently announced XLP family of processors which will revolutionize data-in-flight processing performance even in the most technically challenging network environments, and our Ultra Low-Power Processors, which are gaining significant design win momentum in many new enterprise, industrial and media-rich applications. We look forward to working with the NetLogic Microsystems team to execute on the next phase of our growth as a leading semiconductor company.”

“RMI was founded on the vision to build a premier processor company that develops innovative products to power next-generation networking and communications equipment,” said Atiq Raza, founder and former chairman and CEO of RMI Corporation. “I am proud to see the successful adoption of RMI’s innovative processor architecture by numerous blue-chip customers worldwide, and to see the ground-breaking processor architecture powering high-value next-generation systems and platforms. This is the result of many years of hard work by RMI employees, and I believe the merger with NetLogic Microsystems is an exciting event with significant potential.”

Under the terms of the agreement, NetLogic Microsystems will pay the stockholders of RMI Corporation a combination of cash and shares of NetLogic Microsystems’ common stock at the closing date, and subject to the attainment of earn-out objectives applicable to the acquired business during the 12-month period following the closing date, may pay additional cash and shares to the RMI stockholders. The amount of cash and shares for the consideration paid upon closing and for the earnout, if any, will both be determined based on the average closing price of NetLogic Microsystems stock for the 20-trading day period in which the last day will be the third trading day prior to the closing, subject to an agreed-upon collar. The estimated number of shares of common stock to be issued on the closing date is between 5.1 million shares to 6.5 million shares of NetLogic Microsystems common stock to the preferred shareholders of RMI Corporation, and at the closing price of $32.72 on May 29, 2009, the aggregate value of the shares that would be issued on the closing date would be approximately $175.4 million. Fifty percent of the shares payable upon closing will be subject to a six-month lockup and the other fifty percent will be subject to a twelve-month lockup from the closing date. Based on the closing price of NetLogic Microsystems common stock on May 29, 2009 of $32.72, the estimated amount of cash to be paid on the closing date is $8.0 million. Additionally, if the maximum earnout is achieved, the range of additional NetLogic Microsystems common shares to be issued would be between 1.6 million to 2.5 million shares, and, at the $32.72 per share closing price of NetLogic Microsystems common stock on May 29, 2009 the estimated additional amount of cash to be paid at full achievement of the earnout would be $6.5 million.

A portion of the consideration payable to the stockholders of RMI will be placed into escrow pursuant to the terms of the definitive agreement. NetLogic Microsystems will also grant common stock, restricted stock units and stock options to employees of RMI who join NetLogic Microsystems following the close of the merger. The estimated amount of common stock and restricted stock units is between 1.1 million and 1.5 million shares as well as between 1.5 million and 2.0 million shares of employee stock options. NetLogic Microsystems will not be assuming any current RMI Corporation employee’s stock options or shareholder warrants. The transaction has been approved by the board of directors of each company, and the holders of a majority of RMI Corporation’s shares have consented to the transaction, as well. The closing of the transaction remains subject to closing conditions, including the approval by the stockholders of NetLogic Microsystems of the issuance of the shares of common stock to be issued in the transaction and required regulatory filings and reviews. NetLogic Microsystems expects the transaction to close by the end of the third quarter of 2009.

More financial details of the merger will be discussed on today’s conference call.

Conference Call

NetLogic Microsystems and RMI Corporation will hold a call to discuss this announcement today at 5:30 a.m. Pacific time. To listen to the call, dial (866)383-8008 ten minutes prior to the start of the call, using the passcode 77749870. International callers, dial (617)597-5341. A taped replay will be made available approximately two hours after the conclusion of the call and will remain available for one week. To access the replay, dial (888)286-8010 and enter passcode 48623123. International callers dial (617)801-6888.

The conference call will be available via a live webcast on the investor relations section of NetLogic Microsystems’ web site at http://www.netlogicmicro.com. Access the web site 15 minutes prior to the start of the call to download and install any necessary audio software. An archived webcast replay will be available on the web site for three months.

About NetLogic Microsystems

NetLogic Microsystems, Inc. (NASDAQ: NETL), a fabless semiconductor company headquartered in Mountain View, California, designs, develops and markets high-performance knowledge-based processors and high-speed integrated circuits that accelerate the delivery of voice, video, data and multimedia content for advanced enterprise, datacenter, communications and mobile wireless networks. NetLogic Microsystems’ products include high-performance knowledge-based processors, application-aware content processors, 10-Gigabit Ethernet interconnects and network search engines that are being deployed by Tier 1 original equipment manufacturers (OEMs) in leading systems such as routers, switches, wireless infrastructure equipment, network security appliances, datacenter servers, network access equipment and network storage devices. NetLogic Microsystems’ knowledge-based processors and content processors employ an advanced processor architecture and a large knowledge or signature database containing information on the network, as well as applications and content that run on the network, to make complex decisions about individual packets of information traveling through the network. NetLogic Microsystems’ products significantly enhance the performance and functionality of next-generation networks that are designed to deliver high-definition video delivery over the Internet (IPTV), media-rich content over advanced mobile wireless services, voice transmission over the Internet (VoIP) and network security applications. For more information about products offered by NetLogic Microsystems, call +1-650-961-6676 or visit the NetLogic Microsystems Web site at http://www.netlogicmicro.com.

About RMI Corporation

RMI Corporation is a fabless semiconductor company providing High-Performance Super System-on-a-Chip (SuperSoC™) Processor solutions for the Infrastructure, Enterprise, and Consumer Media markets. Applications include Wireless, Networking Security, Thin Clients, and Connected Multi-Media. RMI offers a broad platform of advanced MIPS-compatible processor solutions with both 32/64-bit architectures supporting frequencies from 300MHz to 1.3GHz. RMI is headquartered in Cupertino, CA with branch and subsidiary operations in Texas, France, India, Korea, Japan, Taiwan, Hong Kong and China. More information about RMI can be found on the company’s website at www.RMICorp.com.

NetLogic Microsystems and the NetLogic Microsystems logo are trademarks of NetLogic Microsystems, Inc. RMI, the RMI logo, XLR, XLR Processor, VirtuCore, XLS Processor, XLS, SuperSoC, and the other trademarks named on the RMI website are trademarks of RMI Corporation.All other trademarks are the properties of their respective owners.

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Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release which are not historical facts may constitute “forward-looking statements” that involve risks and uncertainties. Forward-looking statements in this release include, but are not limited to, any statements concerning the expected benefits and costs of the proposed transaction with RMI Corporation; the anticipated timing of completion of the transaction; any projections of earnings, revenues, cost of goods sold, expenses, synergy, accretion, margins or other financial terms; any statements of plans, strategies, objectives, market penetration and any statements of expectation or belief. Forward-looking statements are based on certain assumptions and expectations of future events that are subject to risks and uncertainties. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results and trends may differ materially from historical results or those projected in any such forward-looking statements depending on a variety of factors. These factors include, but are not limited to, the following: the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the proposed transaction within the expected time-frames or at all; integration of the operations of RMI Corporation with those of NetLogic Microsystems may be more difficult, time-consuming or costly than expected and may not be as successful as the parties anticipate; revenues of the combined business following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) of the combined business may be greater than expected following the transaction; the ability to retain key employees of RMI Corporation and NetLogic Microsystems subsequent to the completion of the transaction; the conditions to the completion of the transaction may not be satisfied; regulatory approvals that might be required for the transaction might not be obtained on the terms expected and obtaining any such approvals or any other necessary regulatory reviews may not occur on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; RMI Corporation and NetLogic Microsystems are subject to intense competition; the failure of either RMI Corporation or NetLogic Microsystems to protect its intellectual property rights may weaken the competitive position of the combined company; in the future third parties may assert claims, including, without limitation, intellectual property infringement claims, that could materially adversely affect the operating results of the combined company; as well as other factors concerning NetLogic Microsystems (which may be applicable to the combined company following the transaction) discussed in “Risk Factors” under Item 1A. of NetLogic Microsystems’ Annual Report on Form 10-K for the most recently ended fiscal year and its other filings from time to time with the SEC, which are available at http://www.sec.gov. All forward-looking statements in this release are qualified in their entirety by this cautionary statement, and no person undertakes any obligation to update publicly any forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

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Additional Information and Where You Can Find It

In connection with its proposed acquisition of RMI Corporation and related stock issuance, NetLogic Microsystems will file a proxy statement and relevant documents concerning the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS OF NETLOGIC MICROSYSTEMS ARE STRONGLY URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NETLOGIC MICROSYSTEMS, RMI AND THE PROPOSED TRANSACTION. The proxy statement (when it becomes available) and any other documents filed by NetLogic with the SEC may be obtained free of charge at the SEC’s web site at http://www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by NetLogic Microsystems on the “Investor Information” pages of our website at http://www.netlogicmicro.com, or by contacting Roland Cortes at (650) 961-6676. Investors and security holders should read the proxy statement and the other relevant materials when they become available before making any voting or other decision with respect to the proposed transaction.

Participants in the Solicitation

NetLogic Microsystems and its directors, executive officers and certain other members of its management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from NetLogic Microsystems’ stockholders in connection with the proposed transaction. Information regarding our directors’ and officers’ beneficial ownership of NetLogic Microsystems common stock is included in our proxy statement filed with the SEC on April 10, 2009. Additional information concerning our directors and executive officers can be found in our most recent Annual Report on Form 10-K filed with the SEC on March 4, 2009. Additional information concerning these individuals’ interests in the proposed transaction will be included in NetLogic Microsystems’ proxy statement relating to the proposed transaction when it becomes available. Each of these documents is, or will be, available free of charge at the SEC’s web site at http://www.sec.gov and at NetLogic Microsystems’ website at http://www.netlogicmicro.com, or by contacting Roland Cortes at (650) 961-6676.